UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 10, 2006

Aqua America, Inc.
(Exact name of Registrant as Specified in its Charter)

Pennsylvania	001-06659	23-1702594
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489
(Address of principal executive offices)	Zip Code
Registrant’s telephone, including area code: (610) 527-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Underwriting Agreement
Opinion of Morgan, Lewis & Bockius LLP
Confirmation of Forward Stock Sale Transaction

Item 1.01. Entry into a Material Definitive Agreement.
On August 10, 2006, Aqua America, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with UBS Securities LLC, as representative to the underwriters named therein (the “Underwriters”), and UBS Securities LLC, in its capacity as agent for the forward counterparty named therein (the “Forward Purchaser”), covering the issuance and sale by the Company of 500,000 shares of its common stock, par value $0.50 per share (“Common Stock”), and the sale of 3,000,000 shares of Common Stock (plus up to an additional 525,000 shares if the underwriters exercise their over-allotment option) by the Forward Purchaser (or an affiliate thereof) pursuant to the Forward Sale Agreement described below. The Underwriters are offering such shares of Common Stock to the public at a price per share of $22.65 (the “Offering”). Under the terms of the Underwriting Agreement, the Forward Purchaser has granted the Underwriters an option, exercisable for 30 days from the date of the Underwriting Agreement, to purchase up to an additional 525,000 shares of Common Stock to cover over-allotments in connection with the Offering. The closing of the Offering, which is subject to customary closing conditions, is expected to occur on August 16, 2006.
The offering and sale of the shares of Common Stock has been registered under the Securities Act of 1933, as amended, pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-130400). This Current Report on Form 8-K shall be deemed incorporated into such registration statement and the final prospectus supplement relating to the Offering.
Forward Sale Agreement
On August 10, 2006, the Company entered into a Confirmation of Forward Stock Sale Transaction (the “Forward Sale Agreement”) with the Forward Purchaser, relating to 3,000,000 shares of Common Stock, plus up to an additional 525,000 shares of Common Stock if the underwriters exercise their over-allotment option with respect to the Offering. In connection with the execution of the Forward Sale Agreement and at the Company’s request, the Forward Purchaser (or its affiliate), is borrowing and offering 3,000,000 shares of Common Stock to hedge its obligations under the Forward Sale Agreement.
If the Forward Purchaser (or an affiliate thereof) under the Forward Sale Agreement is unable to borrow, or unable to borrow at a cost not greater than a specified threshold, and deliver for sale on the anticipated closing date of the Offering all or a portion of the shares of Company common stock to which such agreement relates, then the number of shares of Company common stock to which such agreement relates will be reduced to the number that the Forward Purchaser (or its affiliate) can so borrow and deliver. If the Forward Purchaser (or an affiliate thereof) under the Forward Sale Agreement is unable to borrow, or unable to borrow at a cost not greater than a specified threshold, and deliver for sale on the anticipated closing date of the Offering any shares of Company common stock, then such agreement will be terminated in its entirety. In the event that the number of shares relating to the Forward Sale Agreement is so reduced, or the Forward Sale Agreement is so terminated, the Company will issue directly to the Underwriters in accordance with the Underwriting Agreement a number of shares of its common stock equal to the number of shares not borrowed and delivered by the Forward Purchaser (or an affiliate thereof), so that the total number of shares offered in the Offering is not reduced.
The Forward Sale Agreement provides for settlement on a settlement date or dates to be specified at the Company’s discretion no later than August 1, 2008 (such date subject to deferral in certain limited circumstances) at an initial forward sale price of $21.857 per share, which is the public offering price of the shares of Company common stock less underwriting discounts and commissions. The Forward Sale Agreement provides that the initial forward sale price will be subject to adjustment based on the federal funds rate less a spread, and subject to decrease by $0.115 on each of August 18, 2006, November 17, 2006, February 15, 2007 and May 18, 2007 and by $0.125 on each of August 17, 2007, November 16, 2007, February 15, 2008 and May 16, 2008.
Subject to the provisions of the Forward Sale Agreement, the Company will receive an amount equal to the net proceeds from the sale of the borrowed shares of Company common stock sold in the Offering, plus interest based on the federal funds rate less a spread, less a reduction of $0.115 on each of August 18, 2006, November 17, 2006, February 15, 2007 and May 18, 2007 and $0.125 on each of August 17, 2007, November 16, 2007, February 15, 2008 and May 16, 2008, respectively, from the Forward Purchaser upon settlement of the Forward Sale Agreement if it elects to physically settle the Forward Sale Agreement entirely with its common stock.
The Forward Purchaser will have the right to accelerate the respective Forward Sale Agreement and require the Company to physically settle such Forward Sale Agreement on a date specified by the Forward Purchaser upon the occurrence of certain specified events. In the event that early settlement of the Forward Sale Agreement occurs as a result of any of the specified events, the Company will be required to physically settle the Forward Sale Agreement by delivering shares of Company common stock.
In addition, upon certain events of bankruptcy, insolvency or reorganization relating to the Company, the Forward Sale Agreement will terminate without further liability of either party. Following any such termination, the Company will not issue any shares, and the Company will not receive any proceeds pursuant to the Forward Sale Agreement.
Except as described above, in addition to physical settlement, the Company also generally has the right to elect cash or net stock settlement under the Forward Sale Agreement. If the Company elects cash or net stock settlement, the Forward Purchaser or an affiliate thereof will purchase shares of Company common stock in secondary market transactions over a period of time for delivery to stock lenders in order to unwind its hedge and, if applicable in connection with net stock settlement, to deliver shares to the Company. In the event that the Company elects to cash or net stock settle, and if the price of the Company’s common stock at which the Forward Purchaser (or its affiliate) unwinds its hedge exceeds the forward sale price at the time, the Company will pay the Forward Purchaser under the Forward Sale Agreement an amount in cash, if the Company cash settles, equal to such difference, or deliver a number of shares of Company common stock, if the Company net stock settles, having a market value equal to such difference. Conversely, if the Company elects to cash or net stock settle and the price of Company common stock at which the Forward Purchaser (or its affiliate) unwinds its hedge is below the forward sale price at the time, the Forward Purchaser (or its affiliate) under the Forward Sale Agreement will pay to the Company an amount in cash, if the Company cash settles, equal to such difference, or deliver a number of shares of Company common stock, if the Company net stock settles, having a market value equal to such difference.
The foregoing is a summary description of certain terms of the Underwriting Agreement and Forward Sale Agreement and, by its nature, is incomplete. It is qualified in its entirety by the text of the Underwriting Agreement and Forward Sale Agreement attached as Exhibits 1.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. All readers are encouraged to read the entire text of the Underwriting Agreement and Forward Sale Agreement attached hereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated August 10, 2006, among UBS Securities LLC, as representative to the underwriters named therein, UBS Securities LLC, in its capacity as agent for the forward counterparty named therein, and Aqua America, Inc.

5.1	Opinion of Morgan, Lewis & Bockius LLP regarding legality of the common stock

10.1	Confirmation of Forward Stock Sale Transaction, dated August 10, 2006, between UBS AG, London Branch and the Company

23.1	Consent of Morgan, Lewis & Bockius LLP (included in its opinion as Exhibit 5.1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA AMERICA, INC.

Date: August 10, 2006	By:	ROY H. STAHL

	Name:	Roy H. Stahl
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated August 10, 2006, among UBS Securities LLC, as representative to the underwriters named therein, UBS Securities LLC, in its capacity as agent for the forward counterparty named therein, and Aqua America, Inc.

5.1	Opinion of Morgan, Lewis & Bockius LLP regarding legality of the common stock

10.1	Confirmation of Forward Stock Sale Transaction, dated August 10, 2006, between UBS AG, London Branch and the Company

23.1	Consent of Morgan, Lewis & Bockius LLP (included in its opinion as Exhibit 5.1)